TURNER FUNDS


                       Supplement dated March 10, 2003
                   to the Prospectus dated January 31, 2003

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.
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The prospectus is being supplemented to notify shareholders of the Turner Funds
(the "Trust") that effective immediately, the Trust will be discontinuing the directed brokerage arrangements in place for many of the Trust's series (each a "Fund" and together the "Funds"). Accordingly, all references to expense reductions achieved by means of directed brokerage in the footnotes to the "Fund Fees and Expenses" table for any Fund are hereby deleted. The voluntary and contractual fee waivers described in the prospectus for each of the Funds will remain at their current levels.
             -------------------------------------------------

The prospectus is also being supplemented to revise the "Prior performance information relating to TIM" section on page 47 of the prospectus. This section is hereby deleted and replaced with the following:

PRIOR PERFORMANCE INFORMATION FOR SIMILAR SMALL CAP EQUITY ACCOUNTS MANAGED BY MESSRS. DIBELLA AND GAINEY.

Although the Small Cap Value Opportunities Fund and Small Cap Equity Fund have no prior performance history, the two principal employees of TIM, Thomas DiBella and Kenneth Gainey, have substantial experience in managing investment companies that focus on small cap issuers. While they were employed by Aeltus Investment Management, Messrs. DiBella and Gainey were solely responsible for managing mutual funds with a small cap orientation having investment objectives, policies and strategies that are substantially similar to these two Funds.

The table below shows the returns for the two mutual funds previously managed by Messrs. DiBella and Gainey compared with the Russell 2000 Index for the periods ending December 31, 2001. The combined performance history, taken from publicly-available sources, is derived from a simple averaging of the annual returns reported by the funds managed by Messrs. DiBella and Gainey for the period shown. This performance history is net of all fees charged to investors in the funds. The returns of the Russell 2000 Index assume all dividends and distributions have been reinvested.


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AVERAGE ANNUAL RETURNS


                                        SIMILAR FUNDS
                                        MANAGED BY
                                        DIBELLA                  RUSSELL 2000
                                        AND GAINEY (%)             INDEX (%)

     1 Year Annual Return                   3.11%                    2.49%
     3 Year Average Annual Return          12.36%                    6.42%
     5 Year Average Annual Return          13.62%                    7.52%
     Since Inception*                      15.78%                    9.79%**

 *January 4, 1994 to December 31, 2001
**January 1, 1994 to December 31, 2001

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AVERAGE RETURNS - 1994 TO 2001 (AS OF 12/31)



                                      SIMILAR FUNDS
                                        MANAGED BY               RUSSELL 2000
                                  DIBELLA AND GAINEY (%)           INDEX (%)


2001                                     3.11%                         2.49%

2000                                     6.10%                        -3.03%

1999                                    29.65%                        21.26%

1998                                     0.28%                        -2.54%

1997                                    33.15%                        22.36%

1996                                    13.63%                        16.49%

1995                                    48.21%                        28.44

1994                                     1.30%*                        1.82**


 *January 4, 1994 to December 31, 2001
**January 1, 1994 to December 31, 2001

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This information is designed to demonstrate the historical track record of
Messrs. DiBella and Gainey. It does not indicate how any Turner Fund has performed or will perform in the future. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

The composite above consists of mutual funds managed by Messrs. DiBella and Gainey that did not pay the same expenses that any Fund pays. Returns could have been lower if the composite had been subject to these expenses. The aggregate returns of the mutual funds in the composite may not reflect the returns of any particular mutual fund managed by Messrs. DiBella and Gainey.

You may obtain additional information about these changes by calling our Investor Services Team at 1-800-224-6312.


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              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE on




TUR-FS2-030-13